UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25821 Industrial Boulevard, Suite 400
Hayward, CA 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, on June 17, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of AcelRx Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Amended Plan”).

A summary of the Amended Plan is set forth in our proxy statement for the Annual Meeting. That summary is qualified in its entirety by reference to the text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Company was held on June 17, 2021. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. There were 119,102,999 shares of common stock entitled to vote at the Annual Meeting. A total of 67,447,154 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Adrian Adams, Richard Afable, M.D. and Mark G. Edwards were elected as Class I directors, by a plurality of the votes entitled to vote on the election of directors, to hold office until the 2024 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Adrian Adams	16,857,411	12,537,395	38,052,348
Richard Afable, M.D.	27,151,962	2,242,844	38,052,348
Mark G. Edwards	27,033,126	2,361,680	38,052,348

In addition to the directors elected above, Vincent J. Angotti, Stephen J. Hoffman, M.D., Ph.D. and Pamela P. Palmer, M.D., Ph.D. will continue to serve as directors until the 2022 Annual Meeting of Stockholders, and Marina Bozilenko, Howard B. Rosen and Mark Wan will continue to serve as directors until the 2023 Annual Meeting of Stockholders, in each case until their successors are elected and qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The selection by the Audit Committee of the Board of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified by the following vote:

For	Against	Abstain
63,552,880	3,355,894	538,380

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
24,444,490	4,429,858	520,458	38,052,348

Proposal No. 4

The Company’s Amended and Restated 2020 Equity Incentive Plan was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
24,475,042	4,308,690	611,074	38,052,348

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1+	Amended and Restated 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer

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